LORD ABBETT RESEARCH FUND, INC.

Lord Abbett Calibrated Dividend Growth Fund

Supplement dated July 1, 2019 to the

Summary Prospectus dated Apri1, 2019

Effective August 1, 2019, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Walter H. Prahl, Partner and Director	2012
Marc Pavese, Partner and Portfolio Manager	2012
David J. Linsen, Partner and Director of Equities	2019
Darnell C. Azeez, Portfolio Manager	2019
Servesh Tiwari, Portfolio Manager	2019

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